Item 1: Report to Shareholders

Georgia Tax-Free Bond Fund	August 31, 2007

The views and opinions in this report were current as of August 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal securities struggled in the six-month period ended August 31, 2007, as investors flocked to Treasuries late in our reporting period amid concerns that increasing mortgage defaults and delinquencies, dramatically tighter lending conditions, and a liquidity squeeze in the asset-backed commercial paper market would lead to a significant economic slowdown. In an attempt to stabilize the financial markets with increased liquidity, the Federal Reserve reduced the discount rate in mid-August and added billions of dollars to the banking system on several occasions. Immediately after our reporting period, the Fed also reduced the fed funds rate in an effort to bolster the slowing economy. Amid this backdrop, the Georgia Tax-Free Bond Fund produced lack-luster returns but fared better than its average competitor.

HIGHLIGHTS

• Tax-free bonds produced lackluster returns due to investors’ flight to Treasury securities late this summer.

• The Georgia Tax-Free Bond Fund outpaced its Lipper benchmark for the 6- and 12-month periods ended August 31, 2007.

• The fund’s increased emphasis on higher-quality issues benefited relative returns, as did its low costs.

• The recent sell-off in tax-free securities has created more compelling values relative to taxable bonds, in our view.

MARKET ENVIRONMENT

The economy expanded at an annualized rate of 4% in the second quarter of 2007, rebounding soundly from a yearlong slowdown that was driven primarily by housing market weakness. However, economic growth and consumer activity for the rest of the year seem likely to be more sluggish due to the deepening downturn in residential real estate, a slower pace of job growth, and generally stricter lending standards. The media have increasingly referred to this as a “credit crunch” following the implosion of the subprime mortgage market, through which borrowers with higher credit risks had easily obtained mortgage loans during the housing market’s boom years.

THE FED’S ROLE IN MAINTAINING FINANCIAL MARKETS

In its role as the nation’s central bank, the Federal Reserve is charged with maintaining economic stability and setting monetary policy, which impacts mortgage rates, credit card costs, and fixed-income yields. Keeping inflation in check while maintaining sustainable economic growth has typically been the Fed’s most visible role. The Fed raises interest rates to curb inflation and lowers them to stimulate economic growth. But periodically, the Fed takes an active role in relieving market turmoil to ensure the orderly functioning of financial markets.

The Fed became a highly visible player in dealing with the subprime mortgage market meltdown. As in past instances of financial market disorder, it all started with investors hunting for extraordinary returns and ignoring the clear risks. Capital flooded into assets that were thought to offer higher returns—in this case subprime mortgages—and then rushed back out when the assets turned out to be riskier than originally thought. Worries spread about defaulting subprime loans. Panicky financial institutions wanted to dump their subprime mortgage securities, but they could not be priced. Instead, investors sold their holdings of high-yield, emerging market, and investment-grade bonds in order to reduce their risk exposure. As a result, all fixed-income markets, including municipals, were roiled. Investors seeking security pushed up Treasury and municipal bond prices, which drove down the prices of other, less secure bonds. (Bond prices and yields move in opposite directions.)

As the “credit crunch” worsened, the Fed signaled to the banking system that it was serious about easing the stress. It aggressively added reserves into the banking system to stanch upward pressure on the federal funds rate. Subsequently, in an effort to counteract the crisis in market confidence and stimulate short-term lending, it lowered the discount rate and offered longer-term loans against a wide range of collateral, including mortgage-backed securities. While there are signs that stability is returning to some sectors in the credit market, fragility persists.

As in past crises, the Fed worried that the financial turmoil would spill over and weaken the economy. Indeed, Federal Reserve Chairman Ben Bernanke made it clear that limiting the impact of financial markets’ turmoil on the U.S. economy is the Fed’s top priority. “The Federal Open Market Committee [the Fed’s policymaking group] is monitoring the situation and is prepared to mitigate the adverse effects on the economy arising from the disruptions in financial markets,” he said. Beyond the narrowly focused actions taken to improve the functioning of the financial markets that were made independent of the economic outlook, the Fed stands ready to lower the federal funds rate in order to support the economy, should the conditions arise.

Although the elevated level of inflation has shown signs of easing in recent months, the Federal Reserve kept the fed funds target rate at 5.25% because central bank officials argued that “a sustained moderation in inflation pressures has yet to be convincingly demonstrated.” However, in light of recent capital market turbulence and expectations for continued housing market weakness, unemployment is likely to begin rising, which could help ease inflation pressures.

As it became clear that the fallout of subprime mortgage defaults was broader than expected, liquidity in the financial markets quickly evaporated, which prompted the Fed to reduce the discount rate—the interest rate paid by financial institutions that borrow from the central bank—from 6.25% to 5.75% on August 17. After our reporting period, the central bank again reduced the discount rate and also lowered the fed funds target rate from 5.25% to 4.75% on September 18. Many believe that further reductions are likely, particularly if financial market instability threatens economic growth.

As shown in the graph below, yields on Georgia municipal securities with various maturities generally increased from February through June as the economy showed signs of strengthening and the likelihood of a Fed rate cut seemed remote. In the last two months of our reporting period, Treasury bond prices surged and yields tumbled in response to the revelations of subprime mortgage-related losses suffered by hedge funds, institutional investors, and financial firms. Municipal securities failed to participate in this flight to quality; in fact, municipals, despite reasonably good fundamentals, suffered their worst performance relative to Treasuries in about two decades, as nontraditional municipal investors, such as hedge funds and tender option bond programs, sold their holdings. The outperformance of Treasuries helped taxable bonds surpass their tax-free counterparts in the last six months: The Lehman Brothers U.S. Aggregate Index returned 1.54% versus -0.57% for the Lehman Brothers Municipal Bond Index.

MUNICIPAL MARKET NEWS

New municipal issuance for the first eight months of 2007 totaled more than $290 billion, according to The Bond Buyer. Despite a sharp drop in issuance in August, new supply for 2007 could surpass the $408 billion record set in 2005. Demand for tax-free securities dried up temporarily in August as investors flocked to Treasury securities, but high-quality municipals enjoyed some renewed buying interest after our reporting period.

In a reversal of a multiyear trend, shorter-term municipals held up better than longer-term issues in the last six months, while higher-quality issues did much better than below investment-grade securities. Some of the better performers included state-issued general obligations maturing in one to five years as well as prerefunded bonds that are backed by U.S. Treasuries. Revenue bonds, tobacco bonds, and high-yield municipals were among the weakest segments. Bonds with long durations (that is, those with greater interest rate sensitivity) also struggled, including securities at the long end of the municipal yield curve, which has seen about one-third of all new municipal issuance in the last five years, according to Lehman Brothers.

GEORGIA MARKET NEWS

The State of Georgia ended fiscal year 2007 with a general fund budget surplus of $591 million, thanks largely to the discipline displayed by the state’s fiscal management team since the last economic downturn. Careful budgeting has allowed Georgia to restore its rainy day fund and carry out its other top priority of increasing funding for education. The state’s net revenue collections for fiscal year 2007 increased over the year to $17.6 billion, a gain of $1.23 billion, or 7.5%. The largest increases in revenue came from individual income tax collections, which rose $758.8 million, or 9.4%. Sales and use tax receipts rose by $204.1 million (3.6%), and corporate income tax receipts also increased by a healthy $154.3 million (17.9%).

Georgia’s economy has continued to expand, but growth is likely to slow as its real estate market cools in line with national trends. Manageable job growth has been a strong catalyst in the state’s economic expansion, and the unemployment rate has improved to 4.6%, in line with the national average. The broader Atlanta metropolitan area job market remains the focal point of the state’s economy, and the services sector continues its position as the leading employment sector, providing over one-third of the state’s jobs. The immense Atlanta metropolitan statistical area continues to serve as Georgia’s economic engine, comprising 56.7% of the employment base.

Georgia remains the dominant transportation center in the southeast United States, anchored by Hartsfield-Jackson Atlanta International Airport, which perennially ranks as the busiest or second-busiest airport in the world in terms of enplaned passenger traffic. The state’s moderate cost of living and the strong academic research centers provided by its colleges and universities serve to attract a highly skilled labor force. Although Georgia’s per capita income levels are slightly below the national average, median household income is higher, suggesting more wage earners per dwelling.

As of August, Georgia’s long-term debt issuance had increased by 73.4% over the past 12 months to approximately $6.57 billion, which compared with a 21.1% national increase over the same period. Georgia accounted for 2.3% of total national issuance since January, which ranked it 11th among states, as compared with its 19th-place ranking one year ago. The state’s general obligation bonds are rated Aaa by Moody’s, AAA by S&P, and AAA by Fitch Ratings, and its long-term rating outlook is deemed stable by these agencies.

PERFORMANCE AND PORTFOLIO STRATEGY

The Georgia Tax-Free Bond Fund returned -1.06% and 1.63% for the 6- and 12-month periods ended August 31, 2007, respectively. While these results were disappointing, they once again outpaced the Lipper peer group average. The fund’s dividends per share remained constant even as net asset value declined, which resulted in an increase in both measures of its dividend yield. The fund’s tilt during the period toward higher-quality issues helped its results relative to its peers, as did lower expenses.

We targeted a neutral interest rate stance for much of the period, particularly as volatility increased. Both measures of the fund’s sensitivity to changes in interest rates, weighted average maturity (WAM) and duration, mirrored those of the benchmark Lehman Brothers Municipal Bond Index at the outset and again at the end of the period. WAM and duration were little changed during the period as we increased our cash position as a cushion for the late-summer volatility. In contrast to recent periods, many of our best returns over the past six months came from shorter-term holdings, which traded similarly to short Treasuries as Treasuries rallied strongly due to general nervousness in the credit and equity markets. Longer-term municipal bonds had lower returns as these same factors failed to spur a rally on the longer end of the yield curve.

We emphasized quality a bit more this year in our investment strategy, a tactic that bolstered relative returns as higher-quality issues began to outperform on a relative basis. For example, we added modestly to local general obligation and essential service revenue bonds, including general obligation tax-backed bonds issued by Decatur School District and Gilmer and Paulding counties. The portfolio’s overall quality remains high at AA+, which has been one factor in the portfolio’s favorable relative returns. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

We added to our holdings in the hospital revenue sector as these securities continue to offer premium yields. During the period, we added positions in Catholic Health East (Fulton County) and Houston Healthcare. Though some of our holdings suffered on a relative basis in the late-summer downturn, they remain at the core of our strategy to earn extra yield, which should benefit our shareholders over the long haul. We rely on our research to keep pace with any changes, good or bad, in the fundamentals of these issuers and act accordingly.

We continued to add selectively to holdings in the longer-term and lower-quality sectors of our market as the portfolio’s cash flow and opportunity permitted. While lower-quality issues suffered during the summer, we believe we have added some good core yield to the portfolio that should serve returns well over the long run. As market prices fluctuate, the fund’s yield should also continue to provide solid support for strong long-term returns—measured both on absolute and relative bases—for our shareholders.

OUTLOOK

Weak employment and housing market data have strengthened the impression that downside risks to the economy are mounting as a result of ongoing financial market dislocations, and the Federal Reserve has demonstrated through rate reductions in August and September that it will “act as needed” to keep such disruptions from derailing the economy. At present, we believe that the central bank could reduce the fed funds rate to as low as 4.25% by March 2008, which should provide a material stimulus to the economy next year and may be supportive for higher-quality bond prices in the near term.

The recent sell-off in tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities was driven by a flight to safety, rather than credit concerns. In light of generally favorable fundamentals for the municipal market, municipals now offer more compelling values relative to taxable bonds, in our view, particularly for investors in the highest tax brackets. As always, we will continue to rely upon our dedicated proprietary research to uncover the best risk-adjusted credit opportunities available and selectively invest in attractive income-producing investments.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

September 24, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all mutual funds, the fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Tender option bonds: Obligations that grant the bondholder the right to require the issuer (or a specified third party acting as agent for the issuer) to purchase the bonds, usually at par, at a specified time or times prior to maturity or upon the occurrence of certain events or conditions.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.3%		
GEORGIA 93.1%		
Albany, Sewage, 5.00%, 7/1/17 (1)	1,000	1,072
Albany-Dougherty Dounty Hosp. Auth., Phoebe Putney Memorial Hosp., VRDN, 3.98%, 9/1/32 (2)	390	390
Alpharetta, GO, 5.00%, 5/1/25	1,000	1,040
Alpharetta, Public Improvement, GO, 5.00%, 5/1/23	1,125	1,175
Americus & Sumter County Hosp. Auth. Magnolia Manor, 6.25%, 5/15/19	500	510
Assoc. County Commissioners of Georgia Leasing, Jackson County, COP, 5.25%, 4/1/24 (3)	1,000	1,048
Athens-Clarke Dev. Auth., Unified Gov't, Univ. of Georgia Athletic Assoc., VRDN, 4.00%, 9/1/31	400	400
Atlanta, Eastside, 5.60%, 1/1/30	500	473
Atlanta, GO, 5.00%, 12/1/12	965	979
Atlanta, Princeton Lakes, 5.50%, 1/1/31	500	465
Atlanta & Fulton County Recreation Auth., 5.75%, 12/1/18 (Prerefunded 12/1/10) (2)(4)	1,500	1,608
Atlanta Airport, 5.00%, 1/1/30 (1)	1,500	1,524
Atlanta Airport, 5.00%, 1/1/34 (1)	2,000	2,027
Atlanta Airport, 5.60%, 1/1/30 (Prerefunded 1/1/10) (4)(5)	1,895	1,993
Atlanta Airport, 6.25%, 1/1/14 (5)(6)	1,000	1,055
Atlanta Airport, Capital Improvement Zero Coupon, 1/1/10 (6)(7)	875	770
Atlanta Downtown Dev. Auth., Parking, 5.00%, 12/1/31 (7)	1,000	1,018
Atlanta Public Safety & Judicial Fac., 5.00%, 12/1/26 (1)	500	511
Atlanta Water & Sewer, 5.00%, 11/1/43 (1)	2,255	2,272
Augusta, Augusta Airport, 5.45%, 1/1/31 (6)	900	858
Augusta Water & Sewer, 5.00%, 10/1/27 (1)	1,000	1,017
Augusta Water & Sewer, 5.25%, 10/1/34 (1)	1,000	1,040

Augusta Water & Sewer, 5.25%, 10/1/39 (1)	1,250	1,296
Barrow County, GO, 5.00%, 10/1/26 (5)	1,100	1,134
Cartersville Dev. Auth., IDRB, Anheuser-Busch 5.10%, 2/1/12 (6)	450	466
Cartersville Dev. Auth., PCR, Anheuser-Busch 7.40%, 11/1/10 (6)	360	394
Chatham County Hosp. Auth., Memorial Health Univ. Medical Center, 5.50%, 1/1/34	1,000	996
Chatham County Hosp. Auth., Memorial Health Univ. Medical Center, 5.75%, 1/1/29	1,000	1,017
Chatham County Hosp. Auth., Memorial Health Univ. Medical Center, 6.125%, 1/1/24	1,270	1,315
Cherokee County School Dist., GO, 5.00%, 8/1/28 (5)	1,450	1,504
Cherokee County Water & Sewer Auth., 5.50%, 8/1/23 (7)	1,000	1,110
City of Savannah, Savannah Airport Commission 5.25%, 1/1/17 (1)	1,000	1,039
Clarke County, Athens Regional Medical Center, GO 5.00%, 1/1/27 (7)	1,000	1,021
Clayton County Water Auth., 6.25%, 5/1/16 (Prerefunded 5/1/10) (4)	1,000	1,073
Clayton County Water Auth., Water & Sewer Improvement 5.00%, 5/1/20	1,000	1,045
Cobb County Dev. Auth., Waste Management, 5.00%, 4/1/33 (6)	1,000	885
Cobb County Hosp. Auth., WellStar Health, 5.25%, 4/1/23 (2)	1,000	1,049
Cobb-Marietta Water Auth., 5.25%, 11/1/21	1,000	1,057
Columbia County, Courthouse/Detention Center 5.625%, 2/1/20 (Prerefunded 2/1/08) (4)	1,250	1,284
Columbia County, GO, 5.00%, 1/1/19 (1)	1,150	1,219
Columbia County Water & Sewer, 5.00%, 6/1/24 (1)	1,000	1,032
Columbia County Water & Sewer, 6.25%, 6/1/18 (Prerefunded 6/1/10) (4)(5)	1,000	1,067
Columbus, Water & Sewer, 5.00%, 5/1/18 (7)	1,000	1,046
Columbus, Water & Sewer, 5.00%, 5/1/21 (7)	500	517

Columbus, Water & Sewer, 5.00%, 5/1/25 (7)	1,000	1,029
Coweta County Dev. Auth., Newnan Water, Sewer, & Light Commission, 5.00%, 7/1/20 (7)	1,000	1,041
Coweta County Water & Sewer Auth., 5.00%, 6/1/23 (2)	920	952
Coweta County Water & Sewer Auth., 5.00%, 6/1/26 (2)	1,355	1,393
Crisp County Dev. Auth., Int'l. Paper, 6.20%, 2/1/20 (6)	1,000	1,037
Decatur County School Dist., School Buildings, GO 5.00%, 10/1/32 (1)	1,000	1,029
DeKalb Private Hosp. Auth., Children's Health VRDN, 3.94%, 12/1/28	3,025	3,025
DeKalb Private Hosp. Auth., Egleston Children's Health VRDN, 4.01%, 3/1/24	500	500
DeKalb County Water & Sewer, 5.00%, 10/1/35	1,000	1,009
DeKalb County Water & Sewer, 5.125%, 10/1/31 (Prerefunded 10/1/10) (4)	1,000	1,051
DeKalb County Water & Sewer, 5.25%, 10/1/32 (1)	1,000	1,083
Fayette County Public Fac. Auth., Criminal Justice 6.00%, 6/1/30 (Prerefunded 6/1/10) (4)	270	289
Fayette County Public Fac. Auth., Criminal Justice 6.25%, 6/1/20 (Prerefunded 6/1/10) (4)	500	538
Fayette County School Dist., GO, STEP, 0%, 3/1/25 (1)	750	654
Forsyth County, GO, 6.00%, 3/1/16 (Prerefunded 3/1/10) (4)	1,250	1,329
Forsyth County Water & Sewer Auth., 5.00%, 4/1/21	1,060	1,095
Forsyth County Water & Sewer Auth., 5.00%, 4/1/28	1,000	1,015
Forsyth County Water & Sewer Auth., 5.00%, 4/1/32	1,495	1,511
Forsyth County Water & Sewer Auth., 6.25%, 4/1/20 (Prerefunded 4/1/10) (4)	1,000	1,071
Fulton County, Water & Sewer, 5.00%, 1/1/35 (5)	1,000	1,020
Fulton County, Water & Sewer, 6.25%, 1/1/09 (5)	1,000	1,033
Fulton County Dev. Auth., Catholic Health East, VR 4.534%, 11/15/28	1,000	947
Fulton County Dev. Auth., Georgia Tech Foundation 5.00%, 11/1/21	1,000	1,034

Fulton County Dev. Auth., Georgia Tech Foundation 5.00%, 11/1/31	1,055	1,064
Fulton County Dev. Auth., Spelman College, 5.00%, 6/1/25	2,000	2,049
Fulton County Dev. Auth., Spelman College, 5.00%, 6/1/26	1,000	1,022
Fulton County Residential Care Fac. for the Elderly, Canterbury Court, 6.125%, 2/15/26	750	764
Fulton County Residential Care Fac. for the Elderly, Canterbury Court, 6.30%, 10/1/24 (Prerefunded 10/1/09) (4)	500	534
Gainesville Water & Sewer, 6.00%, 11/15/12 (5)	1,000	1,084
Georgia Housing & Fin. Auth., Single Family, 4.80%, 12/1/32 (6)	1,000	939
Georgia Housing & Fin. Auth., Single Family, 5.05%, 12/1/31 (6)	1,000	975
Georgia Housing & Fin. Auth., Single Family, 5.05%, 12/1/32 (6)	1,000	973
Georgia Housing & Fin. Auth., Single Family, 5.65%, 12/1/21 (6)	75	76
Georgia Private Colleges & Univ. Auth., Emory Univ. 5.50%, 11/1/20 (Prerefunded 11/1/10) (4)	500	532
Georgia Private Colleges & Univ. Auth., Emory Univ. 5.50%, 11/1/25 (Prerefunded 11/1/09) (4)	1,975	2,067
Georgia Private Colleges & Univ. Auth., Emory Univ. 5.50%, 11/1/33 (Prerefunded 11/1/10) (4)	1,500	1,595
Glynn County, Water & Sewer, 5.00%, 4/1/23 (2)	1,000	1,025
Gwinnett County Dev. Auth., Public School Dist., COP 5.25%, 1/1/25 (7)	1,000	1,082
Gwinnett County Water & Sewer Auth., 5.25%, 8/1/24 (Prerefunded 8/1/12) (4)	1,000	1,070
Habersham County School Dist., GO, 5.00%, 4/1/27 (7)	1,000	1,031
Hall County & Gainesville Hosp. Auth., Northeast Health 5.00%, 5/15/11 (8)	1,115	1,163
Hall County & Gainsville Hosp. Auth., Northeast Health 5.50%, 5/15/31 (Prerefunded 5/15/11) (4)	1,530	1,619
Henry County Hosp. Auth., GO, 5.00%, 7/1/25 (7)	1,000	1,020
Henry County Water & Sewer Auth., 5.125%, 2/1/20 (7)	1,000	1,049
Houston County Hosp. Auth., 5.25%, 10/1/35	1,000	1,004

Liberty County Hosp. Auth., GO, RAC 5.00%, 8/1/26 (2)	1,345	1,376
Macon Water Auth., Water & Sewer, 5.00%, 10/1/21	1,000	1,034
Macon-Bibb County Urban Dev. Auth., GO, 5.50%, 10/1/22	1,000	1,059
Main Street Natural Gas, Municipal Gas Auth., 5.00%, 3/15/22	1,000	998
Medical Center Hosp. Auth., Columbus Regional Healthcare 5.50%, 8/1/25 (7)	1,000	1,044
Metropolitan Atlanta Rapid Transit Auth., 5.25%, 7/1/27 (5)	1,000	1,088
Metropolitan Atlanta Rapid Transit Auth., Sales Tax 7.00%, 7/1/11 (8)	4,075	4,436
Metropolitan Atlanta Rapid Transit Auth., Sales Tax 7.00%, 7/1/11 (7)(8)	635	692
Municipal Electric Auth. of Georgia, 6.50%, 1/1/12	420	446
Municipal Electric Auth. of Georgia, 6.50%, 1/1/12 (8)	80	87
Municipal Electric Auth. of Georgia, 6.50%, 1/1/12 (Prerefunded 1/1/08) (4)	20	21
Municipal Electric Auth. of Georgia, 6.60%, 1/1/18	840	960
Municipal Electric Auth. of Georgia, 6.60%, 1/1/18 (8)	175	206
Municipal Electric Auth. of Georgia, 6.60%, 1/1/18 (Prerefunded 1/1/13) (4)	20	23
Municipal Electric Auth. of Georgia, 7.25%, 1/1/24 (2)	1,000	1,311
Newton County Hosp. Auth., 6.00%, 2/1/20 (Prerefunded 2/1/10) (2)(4)	1,000	1,062
Paulding County, Courthouse, GO, 4.75%, 2/1/28 (5)	1,000	1,008
Paulding County, Courthouse, GO, 5.00%, 2/1/32 (5)	1,290	1,330
Paulding County School Dist., GO, 6.00%, 2/1/13 (7)	1,000	1,108
Paulding County Water & Sewer, 6.00%, 12/1/13 (7)	1,000	1,082
Rockdale County Dev. Auth., Pratt Industries, 6.125%, 1/1/34	1,000	989
Rockdale County Dev. Auth., Pratt Industries, 7.40%, 1/1/16 (6)	305	305
Rockdale County Water & Sewer Auth., GO, 5.00%, 7/1/29 (1)	1,500	1,542
Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/24	555	584

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 31, 1993. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Georgia state income taxes, by investing primarily in investment-grade Georgia municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest. Financial futures contracts are valued at closing settlement prices. Swap agreements are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective August 31, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the six months ended August 31, 2007, the fund was a party to interest rate swaps under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $21,501,000 and $14,016,000, respectively, for the six months ended August 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2007.

At August 31, 2007, the cost of investments for federal income tax purposes was $128,701,000. Net unrealized gain aggregated $1,519,000 at period-end, of which $2,747,000 related to appreciated investments and $1,228,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2007, expenses incurred pursuant to these service agreements were $49,000 for Price Associates and $22,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 15, 2007